UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21603

SPECIAL VALUE OPPORTUNITIES FUND, LLC
 (Exact Name of Registrant as Specified in Charter)

2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA  90405
(Address of Principal Executive Offices) (Zip Code)

ELIZABETH GREENWOOD, SECRETARY
SPECIAL VALUE OPPORTUNITIES FUND, LLC
2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA  90405
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (310) 566-1000

Copies to:
RICHARD T. PRINS, ESQ.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
FOUR TIMES SQUARE
NEW YORK, NEW YORK 10036

Date of fiscal year end: DECEMBER 31, 2009

Date of reporting period: JUNE 30, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

Semi-Annual Shareholder Report

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)
June 30, 2009

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Semi-Annual Shareholder Report

June 30, 2009

Contents

Performance Summary	2
Portfolio Asset Allocation	3

Unaudited Financial Statements

Statement of Assets and Liabilities	4
Statement of Investments	5
Statement of Operations	11
Statements of Changes in Net Assets	12
Statement of Cash Flows	13
Notes to Financial Statements	14
Schedule of Changes in Investments in Affiliates	27

Supplemental Information

Approval of Investment Management Agreements	28

Special Value Opportunities Fund, LLC (the “Company”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.  The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Company’s proxy voting guidelines and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the Company’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000.  Collect calls for this purpose are accepted.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Performance Summary (Unaudited)

Inception (July 13, 2004) through June 30, 2009

Fund Returns v. Merrill Lynch US High Yield and S&P 500 Indices

	Return on Equity (1)						IRR (2)
	2004*	2005	2006	2007	2008	2009**	Inception-to-Date
Special Value Opportunities Fund	1.9%	11.4%	19.5%	4.3%	-25.4%	11.1%	2.6%
Merrill Lynch US High Yield Index	8.2%	2.8%	11.6%	2.2%	-26.2%	29.0%	3.9%
Standard & Poor's 500 Index	9.7%	4.9%	15.7%	5.5%	-37.0%	3.2%	-1.6%

* Period from inception (July 13, 2004) through December 31, 2004
** Year to date

Past performance of Special Value Opportunities Fund (the "Company") is not a guarantee of future performance.  Company returns are net of dividends to preferred shareholders and Company expenses, including financing costs and management and performance fees.

(1) Return on equity (net of dividends to preferred shareholders and Company expenses, including financing costs and management and performance fees) calculated on a monthly geometrically liked, time-weighted basis. Returns are reduced in earlier periods because organizational costs and other expenses are high relative to assets.

(2) Internal rate of return ("IRR") is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial outlays. The IRR presented assumes a liquidation of the Company at net asset value as of the period end date.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Portfolio Asset Allocation (Unaudited)

June 30, 2009

Portfolio Holdings by Investment Type (% of Cash and Investments)

Portfolio Holdings by Industry (% of Cash and Investments)

Communications Equipment Manufacturing	12.4%
Wired Telecommunications Carriers	11.9%
Plastics Product Manufacturing	10.6%
Other Electrical Equipment and Component Manufacturing	9.9%
Activities Related to Credit Intermediation	9.0%
Data Processing, Hosting, and Related Services	8.3%
Satellite Telecommunications	8.1%
Semiconductor and Other Electronic Component Manufacturing	1.8%
Computer and Peripheral Equipment Manufacturing	1.6%
Offices of Real Estate Agents and Brokers	1.5%
Alumina and Aluminum Production and Processing	1.3%
Industrial Machinery Manufacturing	1.3%
Gambling Industries	1.2%
Nonferrous Metal (except Aluminum) Production and Processing	1.1%
Depository Credit Intermediation	1.0%
Non-Depository Credit Intermediation	0.9%
Management, Scientific, and Technical Consulting Services	0.8%
Full-Service Restaurants	0.7%
Securities and Commodity Contracts Intermediation and Brokerage	0.5%
Motor Vehicle Manufacturing	0.5%
Sporting Goods, Hobby, and Musical Instrument Stores	0.4%
Other Amusement and Recreation Industries	0.2%
Electric Power Generation, Transmission and Distribution	0.2%
Radio and Television Broadcasting	0.1%
Home Furnishings Stores	0.0%
Basic Chemical Manufacturing	0.0%
Cash and Cash Equivalents	14.7%

Total	100.0%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Assets and Liabilities (Unaudited)

June 30, 2009

Assets
Investments, at fair value:
Unaffiliated issuers (cost $654,396,827)	$440,841,781
Controlled companies (cost $100,858,226)	91,550,262
Other affiliates (cost $194,170,237)	227,327,573
Total investments (cost $949,425,290)	759,719,616

Cash and cash equivalents	130,785,893
Accrued interest income:
Unaffiliated issuers	8,699,443
Controlled companies	63,966
Other affiliates	57,507
Receivable for investment securities sold	9,449,197
Deferred debt issuance costs	1,632,603
Other receivables	378,156
Dividend receivable from affiliated issuer	19,122
Prepaid expenses and other assets	239,941
Total assets	911,045,444

Liabilities
Credit facility payable	275,000,000
Payable for investment securities purchased	6,409,899
Interest payable	2,213,873
Management and advisory fees payable	1,113,594
Unrealized depreciation on swaps	704,260
Payable to affiliate	267,499
Accrued expenses and other liabilities	1,106,071
Total liabilities	286,815,196

Preferred Stock
Series A - E; $25,000/share liquidation preference; 9,520 shares authorized,
3,322 shares issued and outstanding	83,050,000
Accumulated dividends on Series A - E preferred stock	95,068
Series S; $1,000/share liquidation preference; 1 share authorized, no shares issued
and outstanding	-
Series Z; $500/share liquidation preference; 400 shares authorized, issued
and outstanding	200,000
Accumulated dividends on Series Z preferred stock	3,989
Total preferred stock	83,349,057

Net assets applicable to common shareholders	$540,881,191

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value, unlimited shares authorized, 36,509.096
shares issued and outstanding	$37
Paid-in capital in excess of par	757,469,386
Accumulated net investment income	36,091,872
Accumulated net realized losses	(62,124,005)
Accumulated net unrealized depreciation	(190,457,042)
Accumulated dividends to preferred shareholders	(99,057)
Net assets applicable to common shareholders	$540,881,191

Common stock, NAV per share	$14,814.97

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited)

June 30, 2009

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (49.90%)
Bank Debt (37.41%) (1)
Alumina and Aluminum Production and Processing (1.34%)
Revere Industries, LLC, 1st Lien Term Loan, LIBOR + 5.5%, due 12/14/11
(Acquired 6/25/09, Amortized Cost $68,246)	$401,449	$40,145	-
Revere Industries, LLC, 2nd Lien Term Loan, Prime + 11.5%, due 6/14/11
(Acquired 12/14/05, Amortized Cost $45,614,644) (4)	$45,614,644	11,951,037	1.34%
Total Alumina and Aluminum Production and Processing		11,991,182

Basic Chemical Manufacturing (0.02%)
Hawkeye Renewables, LLC, 2nd Lien Term Loan, Prime + 6.25%, due 6/30/13
(Acquired 7/18/06, Amortized Cost $2,742,730)	$2,813,056	144,169	0.02%

Communications Equipment Manufacturing (6.05%)
Dialogic Corporation, Senior Secured Notes, 17%, due 9/30/10
(Acquired 12/5/08, Amortized Cost $3,315,464)	$3,315,464	3,270,705	0.37%
Dialogic Corporation, Senior Secured Notes, LIBOR + 12%, due 9/30/10
(Acquired 9/28/06 and 10/5/07, Amortized Cost $24,794,299)	$24,863,422	24,322,642	2.73%
Mitel Networks Corporation, 1st Lien Term Loan, LIBOR + 3.25%, due 8/10/14
(Acquired 12/13/07, Amortized Cost $32,000,356)	$34,042,932	26,298,165	2.95%
Total Communications Equipment Manufacturing		53,891,512

Computer and Peripheral Equipment Manufacturing (1.62%)
Palm, Inc., Tranche B Term Loan, LIBOR + 3.5%, due 4/24/14
(Acquired 11/1/07, Amortized Cost $17,392,440)	$19,324,933	14,397,075	1.62%

Data Processing, Hosting, and Related Services (5.46%)
GXS Worldwide, Inc., 1st Lien Term Loan, Prime + 4.75%, due 3/31/13
(Acquired 10/12/07, Amortized Cost $13,525,480) (3)	$13,801,510	12,904,412	1.45%
GXS Worldwide, Inc., 2nd Lien Term Loan, LIBOR + 10.25%, due 9/30/13
(Acquired 10/12/07, Amortized Cost $38,194,665) (3)	$38,776,310	35,674,205	4.01%
Total Data Processing, Hosting, and Related Services		48,578,617

Electric Power Generation, Transmission and Distribution (0.03%)
La Paloma Generating Company, Residual Bank Debt
(Acquired 2/2/05, 3/18/05, and 5/6/05, Amortized Cost $2,977,479) (4)	$35,592,323	307,369	0.03%

Management, Scientific, and Technical Consulting Services (0.81%)
Booz Allen Hamilton Mezzanine Loan, 13%, due 7/31/16
(Acquired 8/1/08, Amortized Cost $7,232,625)	$7,305,682	7,208,275	0.81%

Motor Vehicle Manufacturing (0.50%)
General Motors Corporation, Revolver, LIBOR + 2.5%, due 7/20/11
(Acquired 9/26/07, 9/27/07, 11/8/07, and 12/6/07, Cost $4,032,781)	$5,000,000	4,454,656	0.50%

Offices of Real Estate Agents and Brokers (1.03%)
Realogy Corporation, Revolver, LIBOR + 2.25%, due 4/10/13
(Acquired 6/28/07, 7/9/07, 7/13/07, and 8/17/07, Cost $15,040,417)	$20,000,000	9,166,667	1.03%

Other Electrical Equipment and Component Manufacturing (1.08%)
EaglePicher Corporation, 1st Lien Tranche B Term Loan, LIBOR + 4.5%, due 12/31/12
(Acquired 12/31/07, Amortized Cost $5,533,040) (2), (3A)	$5,533,040	5,297,886	0.59%
EaglePicher Corporation, 2nd Lien Term Loan, LIBOR + 7.5%, due 12/31/13
(Acquired 12/31/07, Amortized Cost $4,922,849) (2), (3A)	$4,922,849	4,369,028	0.49%
Total Other Electrical Equipment and Component Manufacturing		9,666,914

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

June 30, 2009

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (continued)
Plastics Product Manufacturing (2.93%)
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10% PIK, due 5/31/10
(Acquired 12/27/07 and 1/3/08, Amortized Cost $19,419,694) (2), (3), (11)	$19,419,456	$17,962,996	2.02%
WinCup, Inc., Term Loan C-2, LIBOR + 14.5% PIK, due 5/29/10
(Acquired 9/18/08, Amortized Cost $7,920,594) (2), (3), (11)	$7,920,594	8,079,005	0.91%
Total Plastics Product Manufacturing		26,042,001

Radio and Television Broadcasting (0.13%)
High Plains Broadcasting Operating Company, Term Loan, Prime + 4%, due 9/14/16
(Acquired 9/15/08, Amortized Cost $308,723)	$339,256	237,479	0.03%
Newport Television LLC, Term Loan B, Prime + 5%, due 9/14/16
(Acquired 5/1/08 and 5/29/08, Amortized Cost $1,166,152)	$1,281,486	897,040	0.10%
Total Radio and Television Broadcasting		1,134,519

Satellite Telecommunications (6.72%)
WildBlue Communications, Inc., 1st Lien Delayed Draw Term Loan,
LIBOR + 4% Cash + 2.5% PIK, due 12/31/09
(Acquired 6/6/06, Amortized Cost $27,775,870) (3)	$27,820,785	26,963,905	3.03%
WildBlue Communications, Inc., 2nd Lien Delayed Draw Term Loan,
8.5% Cash + 7.25% PIK, due 8/15/11
(Acquired 8/16/06, Amortized Cost $31,669,274) (3)	$32,603,996	32,884,390	3.69%
Total Satellite Telecommunications		59,848,295

Semiconductor and Other Electronic Component Manufacturing (1.77%)
Isola USA Corporation, Revolver, LIBOR + 4.75%, due 12/18/12
(Acquired 6/29/09, Cost $2,174,111)	$4,305,170	2,152,585	0.24%
Isola USA Corporation, 1st Lien Term Loan, Prime + 9.75%, due 12/18/12
(Acquired 7/12/07, 11/19/07 and 6/29/09, Amortized Cost $9,565,329)	$12,785,218	6,392,609	0.72%
Isola USA Corporation, 2nd Lien Term Loan, Prime + 14.25%, due 12/18/13
(Acquired 12/21/06, 4/16/07 and 5/22/07, Amortized Cost $34,747,512)	$35,866,469	7,173,294	0.81%
Total Semiconductor and Other Electronic Component Manufacturing		15,718,488

Wired Telecommunications Carriers (7.92%)
Cavalier Telephone Corporation, Senior Secured 1st Lien Term Loan,
Prime + 6.25%, due 12/31/12
(Acquired 4/18/08 and 4/24/08, Amortized Cost $1,126,820)	$1,490,411	837,115	0.09%
Global Crossing Limited, Tranche B Term Loan, LIBOR + 6.25%, due 5/9/12
(Acquired 6/4/07 and 5/13/09, Amortized Cost $14,804,374)	$14,936,969	12,681,487	1.42%
Hawaiian Telcom Communications Inc., Revolver, Prime + 1.25%, due 4/30/12
(Acquired 5/9/08 and 5/16/08, Cost $2,445,702)	$3,145,762	1,878,740	0.21%
Integra Telecom, Inc., 1st Lien Term Loan, Prime + 3.75%, due 8/31/13
(Acquired 5/20/09 and 6/3/09, Amortized Cost $900,097)	$1,032,690	939,709	0.11%
Integra Telecom, Inc., 2nd Lien Term Loan, Prime + 6%, due 2/28/14
(Acquired 9/5/07, 4/22/09 and 6/17/09, Amortized Cost $15,122,264) (4)	$17,447,424	12,614,488	1.42%
Integra Telecom, Inc., Term Loan, LIBOR + 10% PIK, due 8/31/14
(Acquired 9/5/07 and 4/2/08, Amortized Cost $32,155,495)	$32,985,974	5,376,714	0.60%
Interstate Fibernet, Inc., 1st Lien Term Loan, LIBOR + 4%, due 7/31/13
(Acquired 8/1/07, 5/28/09 and 6/2/09, Amortized Cost $23,718,953)	$26,205,039	21,674,843	2.43%
Interstate Fibernet, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 7/31/14
(Acquired 7/31/07, Amortized Cost $13,074,082)	$13,074,082	11,903,952	1.34%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan,
EURIBOR + 5.5%, due 2/16/17
(Acquired 8/29/07, Amortized Cost $3,623,753) - (Netherlands) (5)	€2,640,087	2,691,562	0.30%
Total Wired Telecommunications Carriers		70,598,610

Total Bank Debt (Cost $459,106,314)		333,148,349

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

June 30, 2009

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (continued)
Other Corporate Debt Securities (12.49%)
Data Processing, Hosting, and Related Services (2.40%)
Terremark Worldwide, Inc., Senior Secured Notes, 12%, due 6/15/17
(Acquired 6/17/09, Amortized Cost $21,385,172) (6)	$22,479,000	$21,355,050	2.40%

Depository Credit Intermediation (0.69%)
Wells Fargo & Company, FDIC-Guaranteed Notes, 3%, due 12/9/11	$6,000,000	6,178,440	0.69%

Full-Service Restaurants (0.70%)
Landry's Restaurants, Inc., Senior Secured Notes, 14.0%, due 8/15/11
(Acquired 6/9/09, Amortized Cost $6,218,880) (6)	$6,478,000	6,218,880	0.70%

Gambling Industries (1.16%)
Harrah's Operating Company Inc., Senior Secured Notes, 10%, due 12/15/18
(Acquired 4/15/09 and 6/25/09, Amortized Cost $21,070,681) (6)	$17,540,000	10,348,600	1.16%

Home Furnishings Stores (0.04%)
Linens 'n Things, Inc., Senior Secured Notes, LIBOR + 5.625%, due 1/15/14 (4)	$6,591,000	367,514	0.04%

Industrial Machinery Manufacturing (1.32%)
GSI Group Corporation, Senior Notes, 11%, due 8/20/13
(Acquired 8/20/08, Amortized Cost $11,640,412) (6)	$13,347,000	11,758,707	1.32%

Non-Depository Credit Intermediation (0.87%)
General Electric Capital Corporation, FDIC-Guaranteed Notes, 1.8%, due 3/11/11	$1,500,000	1,514,820	0.17%
General Electric Capital Corporation, FDIC-Guaranteed Notes, 3.0%, due 12/9/11	$6,000,000	6,198,840	0.70%
Total-Non Depository Credit Intermediation		7,713,660

Offices of Real Estate Agents and Brokers (0.46%)
Realogy Corporation, Senior Notes, 10.5%, due 4/15/14	$4,044,000	1,759,140	0.20%
Realogy Corporation, Senior Subordinated Notes, 12.375%, due 4/15/15	$8,430,000	2,360,400	0.26%
Total Offices of Real Estate Agents and Brokers		4,119,540

Other Amusement and Recreation Industries (0.21%)
Bally Total Fitness Holdings, Inc., Senior Subordinated Notes,
14.0% Cash or 15.625% PIK, due 10/1/13
(Acquired 10/1/07, Amortized Cost $37,763,225) (4), (6)	$36,979,333	1,885,946	0.21%

Plastics Product Manufacturing (0.34%)
Pliant Corporation, Senior Secured 2nd Lien Notes, 11.125%, due 9/1/09 (4)	$15,847,000	1,584,700	0.18%
Radnor Holdings, Senior Secured Tranche C Notes, LIBOR + 7.25%, due 9/15/09
(Acquired 4/4/06, Amortized Cost $16,144,412) (2), (4), (6)	$16,527,000	1,393,226	0.16%
Total Plastics Product Manufacturing		2,977,926

Securities and Commodity Contracts Intermediation and Brokerage (0.51%)
Goldman Sachs Group Inc., FDIC-Guaranteed Notes, 1.7%, due 3/15/11	$1,500,000	1,509,330	0.17%
JP Morgan Chase & Company, FDIC-Guaranteed Notes, 1.65%, due 2/23/11	$3,000,000	3,017,520	0.34%
Total Securities and Commodity Contracts Intermediation and Brokerage		4,526,850

Sporting Goods, Hobby, and Musical Instrument Stores (0.38%)
Michaels Stores, Inc., Senior Unsecured Notes, 10%, due 11/1/14	$4,032,000	3,385,791	0.38%

Wired Telecommunications Carriers (3.41%)
NEF Telecom Company BV, Mezzanine Term Loan,
EURIBOR + 10% PIK, due 8/16/17
(Acquired 8/29/07, Amortized Cost $35,947,944) - (Netherlands) (5), (6)	€26,007,726	30,346,958	3.41%

Total Other Corporate Debt Securities (Cost $199,377,527)		111,183,862

Total Debt Investments (Cost $658,483,841)		444,332,211

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

June 30, 2009

Showing Percentage of Total Cash and Investments of the Company

			Percent of
		Fair	Cash and
Investment	Shares	Value	Investments

Equity Securities (35.42%)
Activities Related to Credit Intermediation (8.99%)
Online Resources Corporation, Series A-1 Convertible Preferred Stock
(Acquired 7/3/06, Cost $52,744,807) (2), (3), (4), (6), (7)	52,744.807	$71,909,633	8.08%
Online Resources Corporation, Common Stock (2), (4), (7), (9)	1,302,445	8,127,257	0.91%
Total Activities Related to Credit Intermediation		80,036,890

Basic Chemical Manufacturing (0.00%)
THL Hawkeye Equity Investors, LP Interest
(Acquired 7/25/06, Cost $5,344,815) (4), (6)	5,626,113	-	-

Communications Equipment Manufacturing (6.31%)
Dialogic Corporation, Class A Convertible Preferred Stock
(Acquired 9/28/06, Cost $7,032,638) - (Canada) (4), (6)	7,197,769	8,252,242	0.93%
Gores I SF Luxembourg S.àr.1. Ordinary Shares
(Acquired 12/31/08, Cost $274,292) (2), (3), (4), (5), (6), (7)	276,043	490,024	0.05%
Gores I SF Luxembourg S.àr.1. Tracking Preferred Equity Certificates
(Acquired 12/31/08, Cost $27,154,883) (2), (3), (5), (6), (7)	27,328,261	47,457,814	5.33%
Total Communications Equipment Manufacturing		56,200,080

Data Processing, Hosting, and Related Services (0.40%)
GXS Holdings, Inc., Common Stock
(Acquired 3/28/08, Cost $1,615,439) (4), (6), (8)	1,680,056	3,393,714	0.38%
GXS Holdings, Inc., Series A Preferred Stock
(Acquired 3/28/08, Cost $64,618) (4), (6), (8)	67,203	135,749	0.02%
Total Data Processing, Hosting and Related Services		3,529,463

Depository Credit Intermediation (0.34%)
Doral Holdings, LP Interest
(Acquired 7/12/07, Cost $19,111,941) (4), (6)	19,111,941	3,074,918	0.34%

Electric Power Generation, Transmission and Distribution (0.14%)
Mach Gen, LLC, Common Units
(Acquired 8/17/05, 11/9/05, 12/14/05 and 12/19/05, Cost $1,442,223) (4), (6)	8,012	1,255,480	0.14%
Mach Gen, LLC, Warrants to purchase Warrant Units
(Acquired 8/17/05, 11/9/05, 12/14/05 and 12/19/05, Cost $597,390) (4), (6)	3,236	9,708	-
Total Electric Power Generation, Transmission and Distribution		1,265,188

Industrial Machinery Manufacturing (0.02%)
GSI Group, Inc., Common Stock
(Acquired 8/20/08, Cost $1,949,763) (4), (6)	372,349	184,313	0.02%

Nonferrous Metal (except Aluminum) Production and Processing (1.07%)
International Wire Group, Inc., Common Stock
(Acquired 7/15/04 and 7/19/04, Cost $9,581,477) (2), (6), (7)	637,171	9,557,565	1.07%

Other Electrical Equipment and Component Manufacturing (8.84%)
EaglePicher Holdings, Inc., Common Stock
(Acquired 3/9/05, Cost $47,302,876) (2), (3), (4), (6), (7), (10)	2,561,000	78,725,140	8.84%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

June 30, 2009

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal Amount	Fair	Cash and
Investment	or Shares	Value	Investments

Equity Securities (continued)
Plastics Product Manufacturing (7.36%)
Pliant Corporation, Common Stock
(Acquired 7/19/06, Cost $215) (4), (6), (12)	515	$-	-
Pliant Corporation, 13%, PIK Preferred Stock (4)	6,804	-	-
Radnor Holdings, Series A Convertible Preferred Stock
(Acquired 10/27/05, Cost $16,977,271) (2), (4), (6), (7)	18,656,037	-	-
Radnor Holdings, Common Stock
(Acquired 7/31/06, Cost $141,356) (2), (4), (6), (7)	70	-	-
Radnor Holdings, Non-Voting Common Stock
(Acquired 7/31/06, Cost $1,489,840) (2), (4), (6), (7)	724	-	-
Radnor Holdings, Warrants for Common Stock
(Acquired 10/27/05, Cost $594) (2), (4), (6), (7)	1	-	-
Radnor Holdings, Warrants for Non-Voting Common Stock
(Acquired 10/27/05, Cost $594) (2), (4), (6), (7)	1	-	-
WinCup, Inc., Common Stock
(Acquired 11/29/06, Cost $73,517,938) (2), (3), (4), (6), (11)	73,517,938	65,508,261	7.36%
Total Plastics Product Manufacturing		65,508,261

Satellite Telecommunications (1.35%)
WildBlue Communications, Inc., Warrants to Purchase Common Stock
(Acquired 8/16/08, Cost $1,205,976) (3), (4), (6)	92,980	11,983,262	1.35%

Semiconductor and Other Electronic Component Manufacturing (0.04%)
TPG Hattrick Holdco, LLC, Common Units
(Acquired 4/21/06, Cost $3,829,068) (4), (6)	2,296,747	351,632	0.04%

Wired Telecommunications Carriers (0.56%)
NEF Kamchia Co-Investment Fund, LP Interest
(Acquired 7/30/07, Cost $5,780,030) - (Cayman Islands) (4), (5), (6)	4,215,000	4,970,693	0.56%

Total Equity Securities (Cost $290,941,449)		315,387,405

Total Investments (Cost $949,425,290) (13)		759,719,616

Cash and Cash Equivalents (14.68%)
Wells Fargo & Company, Overnight Repurchase Agreement, 0.05%,
Collateralized by Federal Home Loan Bank Discount Note	$2,355,074	2,355,074	0.27%
Wells Fargo & Company, Commercial Paper, 0.05%, due 7/1/09	$20,000,000	20,000,000	2.25%
General Electric Capital Corporation, Commercial Paper, 0.05%, due 7/6/09	$10,000,000	9,999,931	1.12%
Toyota Motor Credit Corporation, Commercial Paper, 0.19%, due 7/6/09	$35,000,000	34,999,076	3.93%
Chevron Funding Corporation, Commercial Paper, 0.14%, due 7/8/09	$13,000,000	12,999,646	1.46%
Chevron Funding Corporation, Commercial Paper, 0.16%, due 7/8/09	$3,000,000	2,999,907	0.34%
General Electric Capital Corporation, Commercial Paper, 0.15%, due 7/10/09	$10,000,000	9,999,625	1.12%
UBS Finance, Commercial Paper, 0.17%, due 7/13/09	$10,000,000	9,999,433	1.12%
Wells Fargo & Company, Commercial Paper, 0.20%, due 7/22/09	$15,000,000	14,998,250	1.68%
Union Bank of California, Certificate of Deposit, 0.25%, due 7/30/09	$10,000,000	10,000,000	1.12%
Cash Held on Account at Various Institutions	$2,434,951	2,434,951	0.27%
Total Cash and Cash Equivalents		130,785,893

Total Cash and Investments		$890,505,509	100.00%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

June 30, 2009

Notes to Statement of Investments

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933.  Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3)	Priced by an independent third party pricing service.

(3A)	Average quote obtained from multiple broker-dealers.

(4)	Non-income producing security.

(5)	Principal or shares amount denominated in euros. Amortized cost and fair value converted from euros to U.S. dollars.

(6)	Restricted security.

(7)	Investment is not a controlling position.

(8)	Priced by the investment manager.

(9)	Priced at NASDAQ closing price.

(10)	The Company's advisor may demand registration at any time more than 180 days following the first initial public offering of common equity by the issuer.

(11)	Issuer is a controlled company.

(12)
The Company may demand registration of the shares as part of a majority (by interest) of the holders of the registrable shares of the issuer, or in connection with an initial public offering by the issuer.

(13)	Includes investments with an aggregate market value of $15,632,588 that have been segregated to collateralize certain unfunded commitments.

Aggregate purchases and aggregate sales of investments, other than Government securities, totaled $48,070,702 and $75,478,848 respectively.
Aggregate purchases includes investment assets received as payment in kind.  Aggregate sales includes principal paydowns on debt investments.

The total value of restricted securities and bank debt as of June 30, 2009 was $723,715,864 or 81.27% of total cash and investments of the Company.

Swaps at June 30, 2009 were as follows:

Instrument	Notional Amount	Fair Value

Euro/US Dollar Cross Currency Basis Swap, Pay Euros / Receive USD, Expires 5/17/12	$20,731,333	$(704,260)

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Operations (Unaudited)

Six Months Ended June 30, 2009

Investment income
Interest income:
Unaffiliated issuers	$22,270,437
Controlled companies	1,518,511
Other affiliates	390,137
Dividend income:
Unaffiliated issuers	30,134
Other affiliates	19,018
Other income:
Unaffiliated issuers	215,434
Other affiliates	1,406
Total investment income	24,445,077

Operating expenses
Management and advisory fees	6,681,563
Interest expense	2,889,323
Legal fees, professional fees, and due diligence expenses	696,742
Credit enhancement fees	645,995
Commitment fees	316,040
Amortization of deferred debt issuance costs	315,988
Director fees	121,500
Insurance expense	104,106
Custody fees	81,613
Other operating expenses	1,445,151
Total expenses	13,298,021

Net investment income	11,147,056

Net realized and unrealized gain (loss)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(8,667,036)
Foreign currency transactions	111,880
Net realized loss	(8,555,156)

Net change in net unrealized appreciation/depreciation on:
Investments	53,096,291
Foreign currency	(122,527)
Net change in unrealized appreciation/depreciation	52,973,764
Net realized and unrealized gain (loss)	44,418,608

Distributions to preferred shareholders	(1,455,976)
Net change in reserve for distributions to preferred shareholders	14,799

Net increase in net assets applicable to common shareholders
resulting from operations	$54,124,487

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statements of Changes in Net Assets

	Six Months
	Ended June 30,
	2009
	(Unaudited)	2008

Total common shareholder committed capital	$711,000,000	$711,000,000

Net assets applicable to common shareholders, beginning of period	$486,756,704	$669,156,499

Net investment income	11,147,056	54,049,031
Net realized loss on investments and foreign currency	(8,555,156)	(50,373,334)
Net change in unrealized appreciation/depreciation on investments and
foreign currency	52,973,764	(241,753,488)
Gain on retirement of Series A - E preferred shares	-	82,497,250
Distributions to preferred shareholders from net investment income	(1,455,976)	(15,120,215)
Net change in reserve for distributions to preferred shareholders	14,799	2,300,961
Net increase (decrease) in net assets applicable to common shareholders
resulting from operations	54,124,487	(168,399,795)

Distributions to common shareholders from:
Net investment income	-	(14,000,000)
Total distributions to common shareholders	-	(14,000,000)

Net assets applicable to common shareholders, end of period (including undistributed net investment income of $36,091,872 and $26,400,792,
respectively)	$540,881,191	$486,756,704

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Cash Flows (Unaudited)

Six Months Ended June 30, 2009

Operating activities
Net increase in net assets applicable to common shareholders
resulting from operations	$54,124,487
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized loss on investments and foreign currency	8,555,156
Net change in unrealized depreciation on investments	(53,096,291)
Distributions paid to preferred shareholders	1,455,976
Net change in reserve for distributions to preferred shareholders	(14,799)
Accretion of original issue discount	(232,613)
Net accretion of market discount/premium	(517,145)
Income from paid in-kind capitalization	(8,321,087)
Amortization of deferred debt issuance costs	315,988
Changes in assets and liabilities:
Purchases of investments	(39,749,615)
Proceeds from sales, maturities and paydowns of investments	75,478,848
Decrease in accrued interest income - unaffiliated issuers	1,100,620
Decrease in accrued interest income - controlled companies	52,843
Decrease in accrued interest income - other affiliates	15,584
Decrease in dividend receivable from affiliated issuer	669,127
Decrease in other receivables	103,283
Increase in receivable for investment securities sold	(6,294,829)
Increase in prepaid expenses and other assets	(170,649)
Decrease in payable for investment securities purchased	(925,627)
Decrease in management and advisory fees payable	(458,425)
Increase in interest payable	1,798,048
Increase in payable to affiliate	3,900
Decrease in accrued expenses and other liabilities	(600,443)
Net cash provided by operating activities	33,292,337

Financing activities
Proceeds from draws on credit facility	138,000,000
Principal repayments on credit facility	(102,000,000)
Distributions paid to preferred shareholders	(1,455,976)
Net cash provided by financing activities	34,544,024

Net increase in cash and cash equivalents	67,836,361
Cash and cash equivalents at beginning of period	62,949,532
Cash and cash equivalents at end of period	$130,785,893

Supplemental disclosure
Interest payments	$1,091,275

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)

June 30, 2009

1.  Organization and Nature of Operations

Special Value Opportunities Fund, LLC (the “Company”), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).  The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes.  The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on February 18, 2004.  Investment operations commenced and initial funding was received on July 13, 2004.  The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities.  The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure.

Tennenbaum Capital Partners, LLC (“TCP”) serves as the Investment Manager of the Company.  Babson Capital Management LLC serves as Co-Manager. The Company, TCP, and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors.  The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company.  The Board of Directors consists of four persons, three of whom are independent.  If the Company has preferred shares outstanding, as it currently does, the holders of the preferred shares voting separately as a class will be entitled to elect two of the Company’s Directors.  The remaining directors of the Company will be subject to election by holders of common shares and preferred shares voting together as a single class.

Company Structure

As of June 30, 2009, total maximum capitalization of the Company was approximately $1.069 billion, consisting of $711 million of committed common equity, approximately $83 million of Series A-E preferred shares (“APS”), $275 million under a senior secured revolving credit facility (the “Senior Facility”), $200,000 of Series Z Preferred Stock and $1,000 of Series S Preferred Stock (see Note 7).  The contributed investor capital, APS and the amount drawn under the Senior Facility are to be used to purchase Company investments and to pay certain fees and expenses of the Company.  Most of these investments are included in the collateral for the Senior Facility.

Credit enhancement with respect to the APS and Senior Facility is provided by a monoline insurer (the “Insurer”) through surety policies issued pursuant to an insurance and indemnity

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2009

1.  Organization and Nature of Operations (continued)

agreement between the Company and the Insurer.  Under the surety policies, the Insurer will guarantee payment of the liquidation preference and unpaid dividends on the APS and amounts drawn under the Senior Facility.  The cost of the surety polices is 0.20% for unutilized portions of the APS and the Senior Facility, and 0.40% for the outstanding portions of those sources of capital.

The Company will liquidate and distribute its assets and will be dissolved on July 13, 2014, subject to up to two one-year extensions if requested by the Investment Manager and approved by a majority of the Company’s equity interests.  However, the Company’s operating agreement prohibits the liquidation of the Company prior to July 13, 2014 if the APS are not redeemed in full prior to such liquidation.

Series A-E Preferred Equity

At June, 30, 2009, the Company had 3,322 shares of APS issued and outstanding with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). The APS are redeemable at the option of the Company, subject to certain limitations. Additionally, under certain conditions, the Company may be required to either redeem certain of the APS or repay indebtedness, at the Company’s option.  Such conditions would include a failure by the Company to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the APS, or a failure by the Company to maintain sufficient asset coverage as required by the 1940 Act.  As of June 30
2009, the Company was in full compliance with such requirements.

2.  Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”).  In the opinion of the Investment Manager, the financial results of the Company included herein contain all adjustments necessary to present fairly the financial position of the Company as of June 30, 2009, the results of its operations and cash flows for the six months then ended, and the changes in net assets for the six months then ended and for the year ended December 31, 2008. We have evaluated subsequent events through August 7, 2009, the date of issuance of the financial statements. The following is a summary of the significant accounting policies of the Company.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2009

2.  Summary of Significant Accounting Policies (continued)

Investment Valuation

Management values investments held by the Company at fair value based upon the principles and methods of valuation set forth in policies adopted by the Company’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the APS.  Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.

Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers.  Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by one or more independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Company, by the Investment Manager.

Fair valuations of investments are determined under guidelines adopted by the Board of Directors, with such fair valuations subject to their approval.  Fair value is generally defined as the amount for which an investment could be sold in an orderly disposition over a reasonable time.  Generally, to increase objectivity in valuing the Company’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible.

The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future.  The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

On January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), which defines fair values, expands disclosures about fair value measurement, and establishes a hierarchy that prioritizes the inputs used to measure fair value. The adoption of FAS 157 did not have a material impact on the Company’s financial statements. The level category in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety.  At June 30, 2009, the investments of the Company were categorized as follows:

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2009

2.  Summary of Significant Accounting Policies (continued)

Level	Basis for Determining Fair Value	Aggregate Value
1	Quoted prices in active markets for identical assets	$8,127,257
2	Other observable market inputs*	141,437,092
3	Independent third-party pricing sources that employ significant unobservable inputs	601,102,931
3	Internal valuations with significant unobservable inputs	9,052,336

* E.g. quoted prices in inactive markets or quotes for comparable investments

Changes in investments categorized as Level 3 during the six months ended June 30, 2009 were as follows:

	Independent Third Party Valuation	Investment Manager Valuation
Beginning balance	$598,845,353	$11,153,677
Net realized and unrealized gains (losses)	20,222,492	(3,383,680)
Net acquisitions and dispositions	(24,884,852)	-
Net transfers into (out of) category	6,919,938	1,282,339
Ending balance	$601,102,931	$9,052,336

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$14,006,565	$(3,383,680)

Investment Transactions

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date.  The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction.  Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of the investments sold.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2009

2.  Summary of Significant Accounting Policies (continued)

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Company's policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

Restricted Investments

The Company may invest in instruments that are subject to legal or contractual restrictions on resale. These investments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Statement of Investments.  Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Company may invest in instruments traded in foreign countries and denominated in foreign currencies. At June 30, 2009, the Company had foreign currency denominated investments with an aggregate market value of approximately 9.7% of the Company’s total investments. Such positions were converted at the closing rate in effect at June 30, 2009 and reported in U.S. dollars.  Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions. As such, foreign investment positions and transactions are susceptible to foreign currency as well as overall market risk. Accordingly, potential unrealized gains and losses from foreign investment transactions may be affected by fluctuations in foreign exchange rates.  Such fluctuations are included in the net realized and unrealized gain or loss from investments. Net unrealized foreign currency appreciation of $5,380,956 was included in net unrealized depreciation on investments at June 30, 2009.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2009

2.  Summary of Significant Accounting Policies (continued)

Securities and bank debt of foreign companies and foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government.  These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, securities and bank debt of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate certain currency exchange and interest rate risks associated with foreign currency denominated investments, the Company has entered into certain swap transactions.  The Company recognizes all derivatives as either assets or liabilities in the Statement of Assets and Liabilities.  The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period.

Losses from swaps during the six months ended June 30, 2009 were included in the Statement of Operations as follows:

Instrument	Location	Losses
Cross currency basis swaps	Net change in net unrealized depreciation on investments	$(1,512,870)

Valuations of swap transactions at June 30, 2009 were determined as follows:

Level	Basis for Determining Fair Value	Aggregate Value
2	Other observable market inputs	$(704,260)

Debt Issuance Costs

Costs of $7.6 million were incurred in connection with placing the Company’s Senior Facility.  These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the Company’s operations.  In connection with the reduction of the Company’s credit facility in December of 2008 (see Note 5), the Company wrote off an additional $1.4 million of debt issuance costs.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2009

2.  Summary of Significant Accounting Policies (continued)

Purchase Discounts

The majority of the Company’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and by general market factors that influence the financial markets as a whole. GAAP requires that discounts on corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of accreting the purchase discount of a debt investment to par over the holding period results in accounting entries that increase the cost basis of the investment and record a noncash income accrual to the statement of operations. The Company considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. AICPA Statement of Position 93-1 discusses financial accounting and reporting for high yield debt investments and notes for which, because of the credit risks associated with high yield and distressed debt investments, income recognition must be carefully considered and constantly evaluated for collectibility.

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated.  A reclassification entry is recorded upon disposition to reflect purchase discounts on all realized investments.  For income tax purposes, the economic gain resulting from the sale of debt investments purchased at a discount is allocated between interest income and realized gains.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income taxes. Accordingly, no provision for income taxes is required in the financial statements.  As of June 30, 2009, all tax years since January 1, 2005 remain subject to examination by federal and state tax authorities. No such examinations are currently pending.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.  Capital accounts within the financial statements are adjusted at year end for any permanent book and tax differences.  These adjustments have no impact on net assets or the results of operations. Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions, and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2009

2.  Summary of Significant Accounting Policies (continued)

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Company at June 30, 2009 were as follows:

Unrealized appreciation	$87,242,807
Unrealized depreciation	(277,652,741)
Net unrealized depreciation	$(190,409,934)

Cost of investments	$949,425,290

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

3.  Distributions and Performance Fees

As a performance fee, the Investment Manager receives an amount equal to 20% of distributions of net income and gain (gross of performance fees) after cumulative distributions to common shareholders in an amount equal to a 8% annual weighted-average return on common shareholders’ undistributed contributed equity, and a subsequent catch-up payment to the Investment Manager until cumulative performance fee payments equal 20% of cumulative income and gain distributions (gross of performance fees).  Performance fees are accrued based on cumulative net income or loss and realized and unrealized gains or losses in a manner consistent with that used to determine performance fee payments as specified above.  A liability for any accrued but unpaid performance fees is reflected in the Statement of Assets and Liabilities.

Distributions paid to shareholders are generally based on the taxable earnings of the Company, which may differ from earnings for financial reporting purposes, and are recorded on the ex-dividend date.  The timing of distributions is determined by the Board of Directors, which has provided the Investment Manager with certain criteria for such distributions.  Any net long-term capital gains are distributed at least annually. As of June 30, 2009, the Company had distributed $231,000,000 to common shareholders since inception.

The APS dividend rates were determined by auction at periodic intervals until regular auctions ceased in September of 2008.  Following the cessation of regular auctions, rates are determined

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2009

3.  Distributions and Performance Fees (continued)

as specified under such circumstances in the Statement of Preferences for the APS.  APS rates averaged 3.5% during the six months ended June 30, 2009.

The Series Z share dividend rate is fixed at 4% per annum.

4.  Management Fees and Other Expenses

The Company incurs an annual management and advisory fee, payable to the Investment Manager monthly in arrears, equal to 1.25% of the sum of the total common shareholder commitments, the liquidation preference of the APS outstanding, and the maximum commitment under the Company’s credit facility, subject to reduction by the amount of the debt when no facility is outstanding and the amount of the APS when less than $1 million in liquidation value of preferred stock is outstanding.  For purposes of computing the management fee, total committed capital during the six months ended June 30, 2009 was approximately $1.069 billion, consisting of $711 million of common equity commitments, $83,050,000 of APS and $275 million of committed debt.   In addition to the management fee, the Investment Manager is entitled to a performance fee as discussed in Note 3, above.  As compensation for its services, the Co-Manager receives a portion of the management and performance fees paid to the Investment Manager.

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Company.

5.  Senior Secured Revolving Credit Facility

The Company has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (“Senior Facility”).  Total available credit under the Senior Facility, subject to certain collateral requirements, was $275 million at June 30, 2009, and will be reduced periodically until the maturity of the Senior Facility on February 1, 2012.  Advances under the Senior Facility bear interest at either LIBOR plus 0.43% per annum or the lenders’ cost of funds plus 0.43% per annum, not to exceed LIBOR plus 0.63% per annum.  Beginning December 5, 2008, advances accrue an additional fee of 1.82% per annum. The weighted average interest rate, including the additional fee, on outstanding borrowings at June 30, 2009 was 2.55%.   The Company also incurs commitment fees at a rate of 0.30% per annum on the undrawn portion of the Senior Facility, or $273,281 per quarter when the average outstanding borrowings during such quarter are less than $206,250,000.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2009

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles, and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Company’s investment activities involve executions, settlement and financing of various investment transactions resulting in receivables from, and payables to, brokers, dealers and the Company’s custodian. These activities may expose the Company to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

The Statement of Investments includes certain revolving loan facilities held by the Company with aggregate unfunded balances of approximately $3.7 million at June 30, 2009.  These instruments are reflected at fair value and may be drawn up to the principal amount shown.  In August of 2008, the Company agreed to guaranty certain obligations of an affiliated portfolio company and certain of its affiliates up to an aggregate amount of approximately $3.5 million.  This amount was increased to approximately $7 million in November of 2008.  The guaranty may be terminated by the Company at any time subject to certain conditions.

Consistent with standard business practice, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown.  However, the Company expects the risk of loss to be remote.

7.  Preferred Capital

In addition to the APS capital described in Note 1, the Company had one Series S preferred share authorized but unissued and 400 Series Z preferred shares authorized, issued and outstanding as of June 30, 2009.

Series S Preferred Share

The Company had issued, at inception, one share of its Series S preferred shares to SVOF/MM, LLC, having a liquidation preference of $1,000 plus accumulated but unpaid dividends.  SVOF/MM, LLC is controlled by the Investment Manager and owned substantially entirely by the Investment Manager and certain affiliates.  On May 9, 2005, the Series S preferred share was retired and assumed the status of an authorized but unissued share.  Prior to retirement, the Series S preferred shareholder was entitled to receive, as dividends, the amount of the performance allocation pursuant to Note 3, above, which is now payable to the Investment Manager as a performance fee which reduces operating income as reflected in the Statement of Operations.  The retirement of the Series S preferred share had no impact on any shareholder other than the

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2009

7.  Preferred Capital (continued)

Series S preferred shareholder.

Series Z Preferred Shares

The Company issued 400 shares of its Series Z preferred shares, having a liquidation preference of $500 per share plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 4% of liquidation preference.  The Series Z preferred shares rank on par with the APS with respect to the payment of dividends and distribution of amounts on liquidation, and vote with the APS as a single class.  The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

8.  Financial Highlights

	Six Months
	Ended	December 31,
	June 30, 2009
	(Unaudited)	2008	2007	2006	2005	2004(1)

Per Common Share(2)
Net asset value, beginning of period	$13,332.48	$18,328.49	$20,781.38	$19,282.86	$18,013.01	$17,382.68

Investment operations:
Net investment income (loss) (3)	305.32	1,480.42	2,211.14	1,290.12	126.46	(1,009.58)
Net realized and unrealized gain (loss)	1,216.64	(8,001.48)	(929.48)	2,597.58	2,233.97	2,092.16
Gain on retirement of Series A - E preferred shares	-	2,259.64	-	-	-	-
Distributions to preferred shareholders from:
Net investment income	(39.88)	(414.14)	(158.52)	(224.32)	(132.75)	-
Realized gains	-	-	(176.77)	(118.71)	(59.64)	-
Returns of capital	-	-	-	-	-	(50.38)
Net change in reserve for distributions to preferred shareholders	0.41	63.02	(52.15)	(7.47)	125.73	(133.94)
Total from investment operations	1,482.49	(4,612.54)	894.22	3,537.20	2,293.77	898.26

Distributions to common shareholders from:
Net investment income	-	(383.47)	(1,582.51)	(1,242.62)	(397.82)	(267.93)
Net realized gains on investments	-	-	(1,764.60)	(716.69)	(255.41)	-
Returns of capital	-	-	-	(79.37)	(370.69)	-
Total distributions to common shareholders
	-	(383.47)	(3,347.11)	(2,038.68)	(1,023.92)	(267.93)

Net asset value, end of period	$14,814.97	$13,332.48	$18,328.49	$20,781.38	$19,282.86	$18,013.01

Return on invested assets (4), (5)	9.6%	(19.6)%	8.1%	21.4%	19.8%	14.1%

Gross return to common shareholders (4)	11.1%	(25.4)%	5.2%	24.8%	14.3%	2.7%
Less: performance fee (4)	-	-	(0.9)%	(5.3)%	(2.9)%	(0.8)%
Return to common shareholders (4), (6)	11.1%	(25.4)%	4.3%	19.5%	11.4%	1.9%

Ratios and Supplemental Data
Ending net assets applicable to common shareholders	$540,881,191	$486,756,704	$669,156,499	$758,709,428	$432,087,444	$235,307,573
Net investment income (loss) / average common equity (7), (8)	4.7%	9.4%	11.0%	6.7%	0.9%	(8.7)%

Expenses / average common equity
Operating expenses (7), (8)	5.6%	6.5%	6.1%	6.1%	8.3%	17.3%
Performance fees (4)	-	-	1.1%	4.2%	3.6%	-
Total expenses / average common equity	5.6%	6.5%	7.2%	10.3%	11.9%	17.3%

Portfolio turnover rate (4)	6.8%	22.4%	55.3%	28.8%	31.6%	17.8%
Weighted-average debt outstanding	$201,325,967	$271,734,973	$355,287,671	$274,723,288	$57,356,164	$7,389,535
Weighted-average interest rate	2.9%	3.5%	5.8%	5.7%	4.2%	2.4%
Weighted-average number of shares	36,509	36,509	36,509	32,368	17,097	8,737
Average debt per share	$5,514.41	$7,442.94	$9,731.48	$8,487.50	$3,354.75	$845.77

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

8.  Financial Highlights (continued)

Annualized Inception to Date Performance Data as of June 30, 2009
Return on common equity (6)	3.3%
Return on invested assets (5)	9.7%
Internal rate of return (9)	2.6%

(1)	The first year of fund operations, 2004, was a partial year. The Fund commenced operations on July 13, 2004.

(2)	Per share changes in net asset value are computed based on the actual number of shares outstanding during the time in which such activity occurred.

(3)	Includes accrual of performance fee. See Notes 3 and 7, above.

(4)	Not annualized for periods of less than one year.

(5)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(6)	Returns (net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees) calculated on a monthly geometrically linked, time-weighted basis.

(7)	Annualized for periods of less than one year.

(8)
These ratios included interest expense but do not reflect the effect of dividend payments to preferred shareholders. The ratio of expenses to average net assets is higher in earlier periods, and net investment income to average net assets is reduced, due to the Company’s relatively smaller capital base while the Company is ramping up.

(9)
Net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees.  Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays.  The internal rate of return presented assumes liquidation of the Company at net asset value as of the balance sheet date.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Schedule of Changes in Investments in Affiliates (1) (Unaudited)

Six Months Ended June 30, 2009

Investment	Value, Beginning of Period	Acquisitions	Dispositions	Value, End of Period

EaglePicher Holdings, Inc., Common Stock	$78,148,915	$-	$-	$78,725,140
EaglePicher Corporation, 1st Lien Tranche B Term Loan, LIBOR + 4.5%, due 12/31/12	4,885,450	-	(28,086)	5,297,886
EaglePicher Corporation, 2nd Lien Term Loan, LIBOR + 7.5%, due 12/31/13	4,122,886	-	-	4,369,028
Gores I SF Luxembourg S.àr.1. Ordinary Shares	385,660	-	-	490,024
Gores I SF Luxembourg S.àr.1. Tracking Preferred Equity Certificates	38,180,313	-	-	47,457,814
International Wire Group, Inc., Common Stock	11,736,690	-	-	9,557,565
Online Resources Corporation, Series A-1 Convertible Preferred Stock	60,780,839	-	-	71,909,633
Online Resources Corporation, Common Stock	6,173,589	-	-	8,127,257
Radnor Holdings Corporation, Senior Secured Tranche C Notes LIBOR + 7.25%, due 9/15/09	2,109,837	-	-	1,393,226
Radnor Holdings Corporation, Series A Convertible Preferred Stock	-	-	-	-
Radnor Holdings, Common Stock	-	-	-	-
Radnor Holdings, Non-Voting Common Stock	-	-	-	-
Radnor Holdings, Warrants for Common Stock	-	-	-	-
Radnor Holdings, Warrants for Non-Voting Common Stock	-	-	-	-
WinCup, Inc., Common Stock	46,170,809	-	-	65,508,261
WinCup, Inc., Term Loan C-2, LIBOR + 14.5% PIK, due 5/29/10	7,021,428	602,604	-	8,079,005
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10% PIK, due 5/31/10	14,871,332	945,751	-	17,962,996

Note to Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuer's voting securities.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Approval of Investment Management Agreements
(Unaudited)

On May 6, 2009, the Board of Directors of the Company, including the “non-interested” Directors (the “Independent Directors”), voted to approve the Investment Management Agreement and Co-Management Agreement (each a “Management Agreement” and collectively, the “Management Agreements”) for an additional one-year term.

In considering whether to recommend re-approval of the Management Agreements, the Independent Directors reviewed materials provided by the Investment Manager, the Co-Manager, fund counsel and independent counsel.  The Directors also met with senior personnel of the Investment Manager and discussed a number of topics affecting their determination, including the following.

(i) The nature, extent and quality of services provided by the Investment Manager and Co-Manager.  The Independent Directors reviewed the services that the Investment Manager and Co-Manager provide to the Company.  The Independent Directors noted the comprehensive range of such services and that the Investment Manager had developed reporting, valuation and other procedures that were customized to the specialized nature of the Company, and that the Investment Manager had expertise in administering such procedures.  In addition, the Independent Directors considered the size, education, background and experience of the Investment Manager’s and Co-Manager’s staff.  They also took into consideration the Investment Manager’s and Co-Manager’s quality of service and noted their longevity in the industry.  Lastly, the Independent Directors reviewed the Investment Manager’s ability to attract and retain quality and experienced personnel.  The Independent Directors concluded that the scope of services expected to be provided by the Investment Manager and Co-Manager to the Company and the experience and expertise of the personnel performing such services was consistent with the nature, extent and quality expected of an Investment Manager of an investment vehicle such as the Company.

(ii) Investment performance of the Company and the Investment Manager. The Independent Directors reviewed the past investment performance of the Company and other funds for which the Investment Manager provides investment advisory services, both on an absolute basis and as compared to other funds that had invested in similar investments, as well as general market indices, and the Independent Directors noted that the Company had performed satisfactorily in light of the extremely adverse market conditions during 2008.  The Independent Directors discussed the circumstances surrounding the performance of the Company as well as actions to be taken and prospects for improved performance in the future.

(iii) Cost of the services provided and profits realized by the Investment Manager from the relationship with the Company. The Independent Directors considered the cost

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Approval of Investment Management Agreements (Continued)
(Unaudited)

of the services provided by the Investment Manager.  As part of their analysis, the Independent Directors gave substantial consideration to the compensation payable to the Investment Manager, the terms of which are summarized in the footnotes to the financial statements included in this report.  The Independent Directors also noted the types of expenses for which the Company or the Investment Manager and Co-Manager are responsible.  In reviewing the management compensation, the Independent Directors considered the management fees and operating expense ratios of other registered and non-registered funds managed by the Investment Manager and by other managers that had somewhat comparable investment programs. The Independent Directors also noted that the compensation provisions had been subject to extensive discussion with several of the large institutional investors in the Company.

The Independent Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Company and information on the financial condition of the Investment Manager.  The Independent Directors noted that the Investment Manager and Co-Manager and their affiliates did not receive revenues from any other source, such as brokerage commissions or origination fees, in relation to the Company.  The Independent Directors found that the profits realized by the Investment Manager from its relationship with the Company were reasonable and consistent with the Investment Manager’s fiduciary duties.  The Independent Directors noted that the Co-Manager was unable to provide the Directors with the information requested on the profitability to the Co-Manager of its relationship with the Company.  The Independent Directors also found that the Investment Manager and Co-Manager each had the financial resources necessary to continue to carry out their respective functions.

The Independent Directors concluded that the management and performance fees for the Investment Manager and Co-Manager were reasonable.

(iv) The extent to which economies of scale would be realized as the Company grows and whether fee levels would reflect such economies of scale.  In light of the Company’s predetermined size and policy of distributing all realized income, the Independent Directors determined that the possibility of economies of scale was not relevant with respect to the current structure of the Company and accordingly did not consider whether fee levels would reflect any economies of scale.

In considering the Company’s Management Agreements, no single factor was determinative to the decision of the Directors.  Rather, after weighing all of the reasons discussed above, the Independent Directors unanimously recommended re-approval of each of the Management Agreements.

ITEM 2.	CODE OF ETHICS.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Included in Semiannual Shareholder Report in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)           The Registrant’s Chief Executive Officer and Chief Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely manner.

(b)           None.

ITEM 12.	EXHIBITS.

(a)           (1)           Not applicable for filing of Semiannual Reports to Shareholders.

(a)           (2)           Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)           (3)           Not applicable.

(b)           Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Special Value Opportunities Fund, LLC

By:  /s/ Hugh Steven Wilson
Name:  Hugh Steven Wilson
Title:  Chief Executive Officer
Date:  August 14, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  /s/ Hugh Steven Wilson
Name:  Hugh Steven Wilson
Title:  Chief Executive Officer
Date:  August 14, 2009

By:  /s/ Paul L. Davis
Name:  Paul L. Davis
Title:  Chief Financial Officer
Date:  August 14, 2009